770 Transactions effected pursuant to Rule 10f-3

Liberty All-Star Growth Fund, Inc. (Fund)

On September 28, 2005, the Fund purchased 1,100 par value of equity of Whiting Petroleum Corp (Securities) for a total purchase price of $47,960 from McDonald Investments Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; JP Morgan; Wachovia Securities; Lehman Brothers; Petrie Parkman & Co.; Simmons & Company International; Raymond James; Keybanc Capital Markets; RBC Capital Markets.

On September 28, 2005, the Fund purchased 8,100 par value of equity of Whiting Petroleum Corp (Securities) for a total purchase price of $353,160 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; JP Morgan; Wachovia Securities; Lehman Brothers; Petrie Parkman & Co.; Simmons & Company International; Raymond James; Keybanc Capital Markets; RBC Capital Markets.


On October 6, 2005, the Fund purchased 5,253 par value of equity of West Corporation (Securities) for a total purchase price of $183,855 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Robert W. Baird & Co.; William Blair & Company; Credit Suisse First Boston.



On November 8, 2005, the Fund purchased 1,800 par value of equity of Saifun Semiconductors Ltd. (Securities) for a total purchase price of $42,300 from Lehman Brothers, Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Deutsche Securities; CIBC World Markets; William Blair & Company; Raymond James.

On November 15, 2005, the Fund purchased 2,300 par value of equity of IntercontinentalExchange, Inc. (Securities) for a total purchase price of $2,300 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

       o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; Goldman Sachs & Co; William Blair & Company; Sandler O'Neill & Partners, L.P.; SG Corporate & Investment Banking.

77Q1 Exhibits

                      Amendment to Portfolio Management Agreement

         This Amendment (the "Amendment") is entered into by and among Banc of America Investment Advisors, Inc., a Delaware corporation formerly known as Liberty Asset Management Company ("BAIA"), Liberty All-Star Growth Fund, Inc., a Maryland corporation (the "Fund"), and William Blair & Company, LLC as of September 30, 2005.

         WHEREAS, BAIA, the Fund and the Portfolio Manager entered into that certain Portfolio Management Agreement, dated as of November 1, 2001 (as in effect on the date hereof, the "Portfolio Management Agreement"), for the management of a portion of the Fund's assets; and

         WHEREAS, BAIA, the Fund and the Portfolio Manager wish to amend the Portfolio Management Agreement to clarify their understanding with respect to the scope of their responsibility and limitations on their ability to consult with the Fund's other portfolio managers.

         NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants set forth in this Agreement, the parties agree as follows:


1. Amendment to Section 1. Section 1 of the Portfolio Management Agreement is amended by adding the following sentence to the end of such Section: "The Portfolio Manager's responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account."

2. Amendment to Section 3. Section 3 of the Portfolio Management Agreement is amended by adding the following sentence to the end of such Section: "The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets."

3. Miscellaneous. This Amendment may be executed in counterparts, all of which will be deemed an original and which together will be deemed to be one and the same agreement. As amended hereby, the Portfolio Management Agreement is confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered the Amendment as of the date first above written.

                                  BANC OF AMERICA INVESTMENT
                                      ADVISORS, INC.


                                By:      /s/ William Parmentier, Jr.
                            ----------------------------------------------

                                     Name:  William Parmentier, Jr.
                                            Title: Senior Vice President


                                      LIBERTY ALL-STAR GROWTH
                                            FUND, INC.


                                     By:      /s/ Mark Haley
                             ----------------------------------------------

                                         Name:  Mark Haley
                                         Title: Vice President


                                      WILLIAM BLAIR & COMPANY, LLC


                                       By: /s/John F. Jostrand
                               ----------------------------------------------
                                          Name:
                                          Title:



                       Amendment to Portfolio Management Agreement

         This Amendment (the "Amendment") is entered into by and among Banc of America Investment Advisors, Inc., a Delaware corporation formerly known as Liberty Asset Management Company ("BAIA"), Liberty All-Star Growth Fund Inc., a Maryland corporation (the "Fund"), and M.A. Weatherbie & Company, Inc. as of September 30, 2005.

         WHEREAS, BAIA, the Fund and the Portfolio Manager entered into that certain Portfolio Management Agreement, dated as of November 1, 2001 (as in effect on the date hereof, the "Portfolio Management Agreement"), for the management of a portion of the Fund's assets; and

         WHEREAS, BAIA, the Fund and the Portfolio Manager wish to amend the Portfolio Management Agreement to clarify their understanding with respect to the scope of their responsibility and limitations on their ability to consult with the Fund's other portfolio managers.

         NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants set forth in this Agreement, the parties agree as follows:

4. Amendment to Section 1. Section 1 of the Portfolio Management Agreement is amended by adding the following sentence to the end of such Section: "The Portfolio Manager's responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account."

5. Amendment to Section 3. Section 3 of the Portfolio Management Agreement is amended by adding the following sentence to the end of such Section: "The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets."

6. Miscellaneous. This Amendment may be executed in counterparts, all of which will be deemed an original and which together will be deemed to be one and the same agreement. As amended hereby, the Portfolio Management Agreement is confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered the Amendment as of the date first above written.


                                    BANC OF AMERICA INVESTMENT
                                        ADVISORS, INC.


                                 By:      /s/ William Parmentier, Jr.
                            ----------------------------------------------
                                     Name:  William Parmentier, Jr.
                                            Title: Senior Vice President


                                   LIBERTY ALL-STAR GROWTH FUND, INC.

                                    By:      /s/ Mark Haley
                              ----------------------------------------------
                                            Name:  Mark Haley
                                           Title: Vice President


                                  M.A. WEATHERBIE & COMPANY, INC.


                              By:      /s/ Matthew A. Weatherbie
                          ----------------------------------------------
                                       Name:  Matthew A. Weatherbie
                                       Title:  President


                        Amendment to Portfolio Management Agreement

         This Amendment (the "Amendment") is entered into by and among Banc of America Investment Advisors, Inc., a Delaware corporation formerly known as Liberty Asset Management Company ("BAIA"), Liberty All-Star Growth Fund, Inc., a Maryland corporation (the "Fund"), and TCW Investment Management Company as of September 30, 2005.

         WHEREAS, BAIA, the Fund and the Portfolio Manager entered into that certain Portfolio Management Agreement, dated as of November 1, 2001 (as in effect on the date hereof, the "Portfolio Management Agreement"), for the management of a portion of the Fund's assets; and

         WHEREAS, BAIA, the Fund and the Portfolio Manager wish to amend the Portfolio Management Agreement to clarify their understanding with respect to the scope of their responsibility and limitations on their ability to consult with the Fund's other portfolio managers.

         NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants set forth in this Agreement, the parties agree as follows:

7. Amendment to Section 1. Section 1 of the Portfolio Management Agreement is amended by adding the following sentence to the end of such Section: "The Portfolio Manager's responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account."

8. Amendment to Section 3. Section 3 of the Portfolio Management Agreement is amended by adding the following sentence to the end of such Section: "The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets."

9. Miscellaneous. This Amendment may be executed in counterparts, all of which will be deemed an original and which together will be deemed to be one and the same agreement. As amended hereby, the Portfolio Management Agreement is confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered the Amendment as of the date first above written.
                                 BANC OF AMERICA INVESTMENT ADVISORS, INC.

                                 By:      /s/ William Parmentier, Jr.
                                 ----------------------------------------------
                                       Name:  William Parmentier, Jr.
                                              Title: Senior Vice President

                                       LIBERTY ALL-STAR GROWTH FUND, INC.

                                       By:      /s/ Mark Haley
                                 ----------------------------------------------
                                            Name:  Mark Haley
                                           Title: Vice President

                                   TCW INVESTMENT MANAGEMENT COMPANY
                                    By:      /s/ Philip K. Holl
                                ----------------------------------------------
                                             Name:  Philip K. Holl
                                            Title:  Senior Vice President